EXHIBIT 99.3

Carnival Corporation & plc Announces Offerings of Senior Secured Notes due 2023 and Senior Convertible Notes due 2023
MIAMI, March 31, 2020 /PRNewswire/ -- Carnival Corporation & plc (NYSE/LSE: CCL; NYSE: CUK) (the “Company”) the world’s largest leisure travel company, today announced that Carnival Corporation (the “Corporation”) has commenced private offerings of $3 billion aggregate principal amount of first-priority senior secured notes due 2023 (the “Secured Notes”) of the Corporation and $1.75 billion aggregate principal amount of senior convertible notes due 2023 of the Corporation (the “Convertible Notes” and, collectively with the Secured Notes, the “Notes”). The Corporation intends to grant the initial purchasers of the Convertible Notes an option to purchase, during a 13-day period beginning on, and including the first day on which the Convertible Notes are issued, up to an additional $262.5 million aggregate principal amount of Convertible Notes.
Each series of Notes will be fully and unconditionally guaranteed, jointly and severally, by Carnival plc and certain of the Corporation’s and Carnival plc’s subsidiaries that own or operate the Company’s vessels and material intellectual property. Additionally, the Secured Notes and the related guarantees will be secured by a first-priority lien on the collateral, which includes, without limitation, pledges on the capital stock of each subsidiary guarantor, mortgages on a substantial majority of the vessels and related vessel collateral, material intellectual property and pledges over other vessel-related assets including inventory, computer software and casino equipment.
The Convertible Notes will be convertible at the holder’s option in certain circumstances. Upon conversion, the Corporation will satisfy its conversion obligation by paying or delivering, at its election, as applicable, cash, shares of its common stock or a combination of cash and shares of its common stock.
The Corporation expects to use the net proceeds from the offerings of the Notes for general corporate purposes.
The Company also announced today by separate press release that the Corporation has commenced a registered public offering of $1.25 billion of shares of its common stock (or $1.4375 billion of shares of its common stock if the underwriters in such offering exercise in full their option to purchase additional shares of common stock). Nothing contained herein shall constitute an offer to sell or the solicitation of an offer to buy the common stock. None of the closings of the offerings of shares of common stock, Secured Notes or Convertible Notes is conditioned upon the closing of any of the other offerings or vice versa
The Secured Notes are being offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act, and outside the United States, only to non-U.S. investors pursuant to Regulation S. The Convertible Notes are being offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act.  The Secured Notes, the Convertible Notes and the shares of common stock issuable upon conversion of the Convertible Notes, if any, will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.
This press release shall not constitute an offer to sell or a solicitation of an offer to buy the Notes or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful. This press release is being issued pursuant to and in accordance with Rule 135c under the Securities Act.
About Carnival Corporation & plc
Carnival Corporation & plc is the world's largest leisure travel company with a portfolio of nine of the world’s leading cruise lines. With operations in North America, Australia, Europe and Asia, its portfolio features Carnival Cruise Line, Princess Cruises, Holland America Line, Seabourn, P&O Cruises (Australia), Costa Cruises, AIDA Cruises, P&O Cruises (UK) and Cunard.

Cautionary Note Concerning Factors That May Affect Future Results
Carnival Corporation and Carnival plc and their respective subsidiaries are referred to collectively in this press release as “Carnival Corporation & plc,” “our,” “us” and “we.” Some of the statements, estimates or projections contained in this document are “forward-looking statements” that involve risks, uncertainties and assumptions with respect to us, including some statements concerning the financing transactions described herein, future results, outlooks, plans, goals and other events which have not yet occurred. These statements are intended to qualify for the safe harbors from liability provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical facts are statements that could be deemed forward-looking. These statements are based on current expectations, estimates, forecasts and projections about our business and the industry in which we operate and the beliefs and assumptions of our management. We have tried, whenever possible, to identify these statements by using words like “will,” “may,” “could,” “should,” “would,” “believe,” “depends,” “expect,” “goal,” “anticipate,” “forecast,” “project,” “future,” “intend,” “plan,” “estimate,” “target,” “indicate,” “outlook,” and similar expressions of future intent or the negative of such terms.
Forward-looking statements include those statements that relate to our outlook and financial position including, but not limited to, statements regarding:
• Net revenue yields	• Net cruise costs, excluding fuel per available lower berth day
• Booking levels	• Estimates of ship depreciable lives and residual values
• Pricing and occupancy	• Goodwill, ship and trademark fair values
• Interest, tax and fuel expenses	• Liquidity
• Currency exchange rates	• Adjusted earnings per share
Because forward-looking statements involve risks and uncertainties, there are many factors that could cause our actual results, performance or achievements to differ materially from those expressed or implied by our forward-looking statements. This note contains important cautionary statements of the known factors that we consider could materially affect the accuracy of our forward-looking statements and adversely affect our business, results of operations and financial position. It is not possible to predict or identify all such risks. There may be additional risks that we consider immaterial or which are unknown. These factors include, but are not limited to, global financial markets and general economic conditions as well as the following:
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COVID-19 has had, and will continue to have, a materially adverse impact on our financial condition and operations, which impacts our ability to obtain acceptable financing to fund any resulting shortfalls in cash from operations.  The current, and uncertain future, impact of the COVID-19 outbreak, including its effect on the ability or desire of people to travel (including on cruises), will continue to impact our results, operations, outlooks, plans, goals, growth, reputation, cash flows, liquidity, and stock price

•	World events impacting the ability or desire of people to travel may lead to a decline in demand for cruises
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Incidents concerning our ships, guests or the cruise vacation industry as well as adverse weather conditions and other natural disasters may impact the satisfaction of our guests and crew and lead to reputational damage

•
Changes in and non-compliance with laws and regulations under which we operate, such as those relating to health, environment, safety and security, data privacy and protection, anti-corruption, economic sanctions, trade protection and tax may lead to litigation, enforcement actions, fines, penalties, and reputational damage

•
Breaches in data security and lapses in data privacy as well as disruptions and other damages to our principal offices, information technology operations and system networks and failure to keep pace with developments in technology may adversely impact our business operations, the satisfaction of our guests and crew and lead to reputational damage

•	Ability to recruit, develop and retain qualified shipboard personnel who live away from home for extended periods of time may adversely impact our business operations, guest services and satisfaction
•	Increases in fuel prices, changes in the types of fuel consumed and availability of fuel supply may adversely impact our scheduled itineraries and costs
•	Fluctuations in foreign currency exchange rates may adversely impact our financial results
•	Overcapacity and competition in the cruise and land-based vacation industry may lead to a decline in our cruise sales, pricing and destination options
•	Geographic regions in which we try to expand our business may be slow to develop or ultimately not develop how we expect
•	Inability to implement our shipbuilding programs and ship repairs, maintenance and refurbishments may adversely impact our business operations and the satisfaction of our guests
The ordering of the risk factors set forth above is not intended to reflect our indication of priority or likelihood.
Forward-looking statements should not be relied upon as a prediction of actual results. Subject to any continuing obligations under applicable law or any relevant stock exchange rules, we expressly disclaim any obligation to disseminate, after the date of this document, any updates or revisions to any such forward-looking statements to reflect any change in expectations or events, conditions or circumstances on which any such statements are based.

SOURCE Carnival Corporation & plc
Roger Frizzell, Carnival Corporation, rfrizzell@carnival.com, (305) 406-7862; Mike Flanagan, LDWW, mike@ldwwgroup.com, (727) 452-4538